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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 7, 1998

                                 MARINEMAX, INC.
              (Exact Name of Registrant as Specified in it Charter)

                                    Delaware
                 (State of Other Jurisdiction of Incorporation)

 1-14173                                               59-3496957
(Commission File Number)                 (I.R.S. Employer Identification Number)

18167 U.S. 19 North, Suite 499, Clearwater, FL            33764
(Address of principal executive offices)                (Zip Code)

                                 (813) 531-1700
              (Registrant's Telephone Number, Including Area Code)
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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

On July 7, 1998, the Company completed the acquisition of COCHRANS MARINE,INC. and C & N Marine Corporation (together "Cochran's Marine"). Two wholly owned subsidiaries of the Company were merged with and into COCHRANS MARINE, INC. and C & N Marine Corporation, respectively, with COCHRANS MARINE, INC. and C & N Marine Corporation, being the surviving corporations. The Company also acquired all of the membership interests of four limited liability companies that own three of Cochran's Marine's five retail locations and a facility used for boat storage. Cochran's Marine is a Minnesota-based recreational boat retailer with 1997 calendar revenue of $25 million. The purchase price was determined through arm's-length negotiations between the parties. Prior to this transaction, neither the Company, Cochran's Marine, nor any of their affiliates had a material relationship.

The aggregate consideration was valued at approximately $8.7 million and consisted of 723,386 shares of the Company's common stock. The Company's common stock was issued in exchange for the outstanding common stock of Cochran's Marine and the membership interests in the four Property Companies, which were owned by Cochran's Marine stockholders.

Simultaneous with the transaction, the Company entered into a five-year employment agreement with the principal executive officer of Cochran's Marine.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    MARINEMAX, INC.

                                    By:      /s/ Michael H. McLamb
                                             Michael H. McLamb
                                             Chief Financial Officer, Vice
                                             President, Secretary and
                                             Treasurer
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Business Acquired

     This acquisition does not constitute a significant acquisition pursuant to Rule 3-05; therefore, no financial statements are required to be filed.

(c)  Exhibits

   EXHIBIT NO.                     DESCRIPTION OF EXHIBIT
   -----------                     ----------------------

     99.1 Agreement of Merger and Plan of Reorganization dated as of the 7th day of July, 1998 by and among MarineMax, Inc., C & N Marine Acquisition Corp. (a subsidiary of MarineMax, Inc.), C & N Marine Corporation and the Stockholders named therein

     99.2 Agreement of Merger and Plan of Reorganization dated as of the 7th day of July, 1998 by and among MarineMax, Inc., Cochrans Acquisition Corp. (a subsidiary of MarineMax, Inc.), Cochrans Marine, Inc. and the Stockholders named therein

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                                 EXHIBIT INDEX

   EXHIBIT NO.                     DESCRIPTION OF EXHIBIT
   -----------                     ----------------------

     99.1 Agreement of Merger and Plan of Reorganization dated as of the 7th day of July, 1998 by and among MarineMax, Inc., C & N Marine Acquisition Corp. (a subsidiary of MarineMax, Inc.), C & N Marine Corporation and the Stockholders named therein

     99.2 Agreement of Merger and Plan of Reorganization dated as of the 7th day of July, 1998 by and among MarineMax, Inc., Cochrans Acquisition Corp. (a subsidiary of MarineMax, Inc.), Cochrans Marine, Inc. and the Stockholders named therein